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Exhibit 31.4
CERTIFICATION

OF PRINCIPAL

EXECUTIVE OFFICER PURSUANT TO RULES 13a-14(a)

AND 15d-
14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION
302 OF THE SARBANES-OXLEY ACT OF 2002
I, Jason Pesile, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of

Vaxxinity,

Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
material fact necessary to make the statements made, in light of the circumstances under which such statements were
made, not misleading with respect to the period covered by this report.

Date: April 29, 2024

By:

/s/ Jason Pesile

Jason Pesile
Chief Accounting Officer
(Principal Financial and Accounting Officer)